497(e)
                                                                       333-06071

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SUPPLEMENT DATED MARCH 1, 2007
PROSPECTUS DATED MAY 1, 2006 FOR

CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE


ISSUED BY:

MONY LIFE INSURANCE COMPANY OF AMERICA

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This Supplement modifies certain information in the above-referenced
Prospectus, Supplements to the Prospectus and Statement of Additional Information dated May 1, 2006 as previously supplemented (together the "Prospectuses"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the Operations Center referenced in your Prospectus.

LIQUIDATION OF THE DREYFUS SMALL COMPANY STOCK PORTFOLIO

The Dreyfus Corporation ("Dreyfus"), investment manager of the Dreyfus Variable Investment Fund has informed us that they are recommending the liquidation of the Small Company Stock Portfolio (the "Portfolio") that is currently offered in your policy through a corresponding subaccount. In order to liquidate the Portfolio, Dreyfus must obtain consent of its shareholders. If approved by shareholders, the liquidation is expected to occur on or about April 30, 2007.

Once the Portfolio has been liquidated, the corresponding subaccount in your policy will close and will not accept future premiums. Also, transfers of existing policy account value into the subaccount will not be allowed. Any policy account value remaining in the Dreyfus Small Company Stock subaccount on the date the Portfolio is liquidated will be transferred to the EQ/Money Market subaccount.

If you have any questions about this Portfolio liquidation or need further information, please contact your Registered Representative or Corporate Strategies Group at 800-947-3598.








                     MONY Life Insurance Company of America
                   1290 Avenue of the Americas, NY, NY 10104

MNYVL supp 2-07
NB/IF                                                    Catalog # 137096 (2/07)
                                                                          x01609